UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number         811-4171

        Credit Suisse Cash Reserve Fund, Inc.
(Exact name of registrant as specified in charter)

c/o Credit Suisse Asset Management, LLC
        466 Lexington Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

J. Kevin Gao
        466 Lexington Avenue, New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:         212-875-3500

Date of fiscal year-end:            December 31st

Date of reporting period:          January 1, 2006 to March 31, 2006

Item 1. Schedule of Investments

Credit Suisse Cash Reserve Fund Schedule of Investments March 31, 2006 (unaudited)

Par		Ratings†
(000)		(S&P/Moody's)	Maturity	Rate%	Value

COMMERCIAL PAPER (48.4%)
Asset Backed (48.4%)
$ 2,000	Beethoven Funding Corp.	(A-1, P-1)	04/11/06	4.615	$1,997,450
2,000	Belmont Funding LLC	(A-1, P-1)	04/20/06	4.759	1,994,997
2,000	Broadhollow Funding LLC	(A-1+, P-1)	04/10/06	4.716	1,997,650
2,000	Buckingham CDO LLC	(A-1+, P-1)	04/24/06	4.790	1,993,905
2,000	Davis Square Funding III Corp.	(A-1+, P-1)	04/27/06	4.798	1,993,110
2,000	Dorada Finance, Inc.	(A-1+, P-1)	04/04/06	4.459	1,999,265
2,000	Giro Funding US Corp.	(A-1, P-1)	04/21/06	4.770	1,994,722
2,000	Golden Fish LLC	(A-1, P-1)	04/18/06	4.677	1,995,618
2,000	Harwood Street Funding LLC	(A-1+, P-1)	04/25/06	4.783	1,993,653
2,000	KKR Pacific Funding Trust	(A-1+, A-1)	04/13/06	4.729	1,996,860
2,000	Park Granada LLC	(A-1+, P-1)	04/06/06	4.628	1,998,719
2,000	Perry Global Funding LLC	(A-1+, P-1)	04/20/06	4.759	1,994,997
2,000	Witherspoon CDO Funding Corp.	(A-1+, P-1)	09/15/06	4.786	2,000,000

TOTAL COMMERCIAL PAPER (Cost $25,950,946)					25,950,946

CERTIFICATES OF DEPOSIT (3.7%)
Banks (3.7%)
2,000	Barclays Bank PLC (Cost $2,000,000)	(A-1+, P-1)	02/13/07	5.010	2,000,000

VARIABLE RATE CORPORATE OBLIGATIONS (28.0%)
Finance (24.3%)
2,000	Bank of America NA, Series BKNT, Notes #	(AA, Aa1)	05/08/06	4.560	2,000,000
2,000	Bank One NA #	(AA-, Aa2)	04/18/06	4.700	2,000,122
1,000	CIT Group, Inc. Series MTN, Global Senior Notes #	(A, A2)	05/31/06	4.960	1,000,570
2,000	Citigroup, Inc. #	(AA-, Aa1)	05/19/06	4.895	2,000,461
2,000	Five Finance, Inc. Series MTN, Company Guaranteed Notes #	(AAA, Aaa)	09/15/06	4.699	1,999,809
2,000	Goldman Sachs Group, Inc. Series MTNB, Notes #	(A+, Aa3)	04/03/06	4.670	2,000,594
2,000	Sigma Finance, Inc. Series MTN1, Company Guaranteed Notes #	(AAA, Aaa)	06/22/06	4.895	2,000,000

					13,001,556

Mortgage Backed Securities (3.7%)
2,000	Wind Master Trust Notes Series 2006-I3, Class A1 #	(A-1+, P-1)	08/25/06	4.818	2,000,000

TOTAL VARIABLE RATE CORPORATE OBLIGATIONS (Cost $15,001,556)					15,001,556

REPURCHASE AGREEMENT (19.8%)
10,633	Goldman Sachs Tri Party Repo (Agreement dated 3/31/06 to be
	repurchased at $10,633,397, collateralized by $10,937,000 Federal
	National Mortgage Assoc. 4.25% due 05/15/2009. Market value of
	collateral is $10,846,065 (Cost $10,633,000)	(A-1+, P-1)	04/03/06	4.750	10,633,000

TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $53,585,502)					53,585,502
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)					39,351

NET ASSETS (100.0%)					$53,624,853

Average Weighted Maturity - 30 days (unaudited)

Credit Suisse Cash Reserve Fund
Schedule of Investments (continued)
March 31, 2006 (unaudited)

INVESTMENT ABBREVIATIONS
BKNT = Bank Notes
MTN = Medium Term Notes
MTNB = Medium Term Notes, Series B
MTN1 = Medium Term Notes, Series 1

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and
Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.
#	The interest rate is as of March 31, 2006 and the maturity date is the later of the next interest readjustment date or the date the principal amount can be recovered through demand.

Security Valuation – The net asset value of the Fund is determined at 12:00 noon eastern time and at the close of regular trading on the New York Stock Exchange, Inc. on Monday through Friday, except for the days the following holidays are observed: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day. The Fund’s investments are valued under the amortized cost method, which has been determined by the Fund’s Board of Directors to represent the fair value of the Fund’s investments. Amortized cost involves valuing a Fund’s holding initially at its cost and then assuming a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates. The Board of Directors has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemption at $1.00 per share. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund’s net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, should be initiated.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the Fund’s website at http://www.credit-suisse.com/us as well as on the website of the Securities and Exchange Commission – http://www.sec.gov.

Item 2. Controls and Procedures.

    (a)  As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

    (b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Credit Suisse Cash Reserve Fund, Inc.

/s/ Steven Plump
Name: Steven Plump
Title: Chief Executive Officer
Date:  May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven Plump
Name: Steven Plump
Title: Chief Executive Officer
Date:  May 26, 2006

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date:  May 26, 2006